UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2015 (July 16, 2015)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

EXPLANATORY NOTE

On July 16, 2015, Genesis Energy, L.P. (“Genesis”) filed a Current Report on Form 8-K (the “Initial Report”) to report that Genesis entered into a purchase and sale agreement (the “Purchase Agreement”) with Enterprise Products Operating LLC (“EPO”) on July 16, 2015. This Amendment No. 1 to Current Report on Form 8-K/A (the “Amended Report”), which amends the Initial Report, is being filed to include the Purchase Agreement as Exhibit 2.1 to the Initial Report. Except for and as described in this Explanatory Note, no other changes have been made to the Initial Report, and this Amended Report does not amend or update any other information set forth in the Initial Report.

The summary of the Purchase Agreement in the Initial Report is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Amended Report and incorporated into Item 1.01 of the Initial Report by reference.

The Purchase Agreement contains representations, warranties and other provisions that were made only for purposes of the Purchase Agreement and as of specific dates and were solely for the benefit of the other party thereto. The Purchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about Genesis or EPO and their respective subsidiaries or the assets to be acquired from EPO and its affiliates. The representations and warranties made by Genesis and EPO in the Purchase Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following materials are filed as exhibits.

Exhibit Number	Description

2.1#	Purchase and Sale Agreement, dated July 16, 2015, by and between Genesis Energy, L.P. and Enterprise Products Operating, LLC.

#	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of the Purchase Agreement. Genesis agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P.

	By:	GENESIS ENERGY, LLC, sole general partner

Date: July 16, 2015	By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1#	Purchase and Sale Agreement, dated July 16, 2015, by and between Genesis Energy, L.P. and Enterprise Products Operating, LLC.

#	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of the Purchase Agreement. Genesis agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.